UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 29, 2022

PERMA-FIX ENVIRONMENTAL SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware .	001-11596 .	58-1954497
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8302 Dunwoody Place, Suite 250, Atlanta, Georgia	30350
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 587-9898

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, Par Value, $.001 Per Share	PESI	NASDAQ Capital Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Section 1 – Registrant’s Business and Operations

Item 1.01. Entry into a Material Definitive Agreement.

On March 29, 2022, Perma-Fix Environmental Services, Inc. (the “Company”) entered into an amendment to its Amended Loan Agreement (as defined below) with PNC Bank, National Association (“PNC” or “lender”) as discussed under Item 2.03 below, which is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off Balance Sheet Arrangement of a Registrant.

On March 29, 2022, the Company entered into an amendment (the “March 29th Amendment”) with PNC to its Second Amended and Restated Revolving Credit, Term Loan and Security Agreement (“Amended Loan Agreement”) dated May 8, 2020. The March 29th Amendment provided the following:

●	waived the Company’s failure to meet the minimum quarterly fixed charge coverage ratio (“FCCR”) requirement for the fourth quarter of 2021;
●	removes the quarterly FCCR testing requirement for the first quarter of 2022;
●	reinstates the quarterly FCCR testing requirement starting for the second quarter of 2022 and revises the methodology to be used in calculating the FCCR for the quarters ending June 30, 2022, September 30, 2022, and December 31, 2022 (with no change to the minimum 1.15:1 ratio requirement for each quarter);
●	requires maintenance of a minimum of $3,000,000 in borrowing availability under the revolving credit until the minimum FCCR requirement for the quarter ended June 30, 2022 has been met and certified to the lender; and
●	revises the annual rate used to calculate the Facility Fee (as defined in the Amended Loan Agreement) on the revolving credit, with addition of the capital expenditure line, from 0.375% to 0.500%. Upon meeting the minimum FCCR requirement of 1;15:1 on a twelve month trailing basis, the Facility Fee rate of 0.375% will be reinstated.

In connection with the March 29th Amendment, the Company paid its lender a fee of $15,000.

All other terms of the Amended Loan Agreement remain principally unchanged.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits.

Exhibit	Description

4.1	Third Amendment to Second Amended and Restated Revolving Credit, Term Loan and Security Agreement and Waiver dated March 29, 2022, by and among Perma-Fix Environmental Services, Inc. and PNC Bank, National Association, as agent and as lender.

104	Cover Page Interactive Data File (embedded within Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERMA-FIX ENVIRONMENTAL SERVICES, INC.

		By:	/s/ Ben Naccarato
Ben Naccarato
Dated:	April 4, 2022		Executive Vice President, Chief Financial Officer and Chief Accounting Officer